As filed with the Securities and Exchange Commission on July 19, 2007
1933 Act File No. 333-142307
1940 Act File No. 811-22056
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 1	☑
POST-EFFECTIVE AMENDMENT NO.	☐
and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 1	☑
(Check appropriate box or boxes)
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
(Exact Name of Registrant as Specified in Charter)
601 Congress Street, Boston, Massachusetts 02210
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code 1-800-344-1029
Thomas M. Kinzler
601 Congress Street, Boston, Massachusetts 02210
Name and Address (of Agent for Service)
Copies of Communications to:

George J. Zornada, Esq.	Thomas A. Hale
Kirkpatrick & Lockhart Preston Gates Ellis LLP	Skadden, Arps, Slate, Meagher & Flom LLP
State Street Financial Center	333 West Wacker Drive
One Lincoln Street	Chicago, Illinois 60606
Boston, Massachusetts 02111
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box):
          ☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed
		Maximum	Proposed
Title of	Amount Being	Offering	Maximum	Amount of
Securities Being	Registered	Price Per Unit	Aggregate	Registration Fees
Registered	(1)	(1)	Offering Price (1)	(1)(2)(3)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$30.70

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(3)	A registration fee of $30.70 was previously paid in connection with the initial filing filed on April 23, 2007.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	July 19, 2007

                                       Shares

John Hancock Tax-Advantaged Global Shareholder Yield Fund Common Shares
Investment objective.  John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective, the Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective.

Investment strategies.  Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund seeks to produce superior risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow, and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of stocks which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole.                         (continued on inside front cover)

This Prospectus sets forth concisely the information that you should know before investing in the shares of the Fund.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by Common Shareholders who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks. See “Risk factors” beginning on page 32.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load(1)	Proceeds to Fund(2)

Per share	$20.00	$0.90	$19.10

Total

Total assuming full exercise of the over-allotment option

(see footnotes on inside front cover)
The underwriters expect to deliver the Common Shares to purchasers on or about          , 2007.

UBS Investment BankMerrill Lynch & Co.
RBC Capital Markets	Wells Fargo Securities	Robert W. Baird & Co.
Crowell, Weeden & Co.	Ferris, Baker Watts Incorporated	J.J.B. Hilliard, W.L. Lyons, Inc.

(footnotes from table on previous page)

(1)	JHA (not the Fund) will pay UBS Securities LLC a structuring fee pursuant to an agreement between UBS Securities LLC and JHA. JHA (and not the Fund) will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets additional compensation pursuant to an agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and JHA. In addition, JHA (not the Fund) may pay marketing and structuring fees, sales incentive fees or additional compensation to certain qualifying Underwriters. See “Underwriting.” The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the Common Shares offered hereby.

(2)	In addition to the sales load, the Fund will pay offering expenses of up to $0.04 per common share, estimated to total $ , which will reduce the “Proceeds to Fund” (above). JHA or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceed $0.04 per common share. JHA or an affiliate has agreed to reimburse all Fund organizational costs. Offering expenses payable by the Fund do not include amounts payable by JHA to UBS Securities LLC or other Underwriters, as described in footnote (1) above.

(continued from previous page)

The relative portions of the Fund’s portfolio invested in stocks of U.S. and foreign issuers are expected to vary over time. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when the Fund’s equity portfolio sub-adviser believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of related industries. The Fund anticipates that it will invest in securities of issuers located in a number of countries throughout the world, but the actual number of countries represented in the Fund’s portfolio will vary over time. Under normal conditions, the Fund will invest in the securities of issuers located in at least three different countries, including the United States, and initially expects to so invest in approximately 15 to 25 countries.

In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices (the “Options Strategy”). The amount of the value of the Fund’s assets that will be subject to index call options is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The indices on which the Fund will write call options are also expected to vary over time based upon a number of factors, including the composition of the Fund’s stock portfolio, prevailing U.S. and foreign equity market conditions and the amount of the value of the Fund’s assets that is subject to index call options.

On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the federal income tax consequences on income and gains generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying stocks that are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; (ii) selling broad-based index call options that qualify for favorable federal income tax treatment as “section 1256 contracts” under the Internal Revenue Code of 1986, as amended, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; and (iii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term losses. In this regard, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying stocks of issuers located throughout the world is subject to the requirement that the equity portfolio sub-adviser believes at the time of investment that such stocks are eligible to pay tax-advantaged dividends.

Investment Adviser and Sub-Advisers.  The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”). As of June 29, 2007, JHA and its subsidiaries managed approximately $34.7 billion. JHA has engaged Epoch Investment Partners, Inc. (“Epoch”) to serve as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments, other than with respect to the Options Strategy. Epoch is a public company founded in 2004. As of

June 30, 2007, Epoch managed approximately $6.001 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. JHA has also engaged Analytic Investors, Inc. (“Analytic” and, together with Epoch, the “Sub-Advisers”) to be responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $11.8 billion of assets under management as of June 30, 2007. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. See “Management of the Fund—The Adviser, —Epoch and —Analytic.”

The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in stock prices, dividend rates, the timing and success of the Fund’s Options Strategy. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated          , 2007 (the “SAI”), and other materials, containing additional information about the Fund, have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 61 of this Prospectus, and other information filed with the SEC, by calling (800) 617-7616 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the Securities and Exchange Commission’s public reference section, Washington, DC 20549-0102. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www.johnhancockfunds.com) or call (800) 225-6020 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).

Exchange listing.  The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “HTY.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the Prospectus may purchase up to          additional Common Shares from the Fund under certain circumstances.

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You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Page

Summary	1
Summary of Fund expenses	15
The Fund	16
Use of proceeds	16
Investment strategies	16
Risk factors	32
Management of the Fund	39
Determination of net asset value	43
Distribution policy	44
Dividend Reinvestment Plan	46
Federal income tax matters	47
Description of capital structure	52
Underwriting	58
Legal matters	60
Reports to shareholders	60
Independent registered public accounting firm	60
Additional information	60
Table of contents of the Statement of Additional Information	61
The Fund’s privacy policy	62
EX-(d) Form Certificate
EX-(e) Form of Dividend Reinvestment Plan
EX-(g)(1) Form of Investment Advisory Agreement
EX-(g)(2) Form of Sub-Advisory Agreeement with Epoch
EX-(g)(3) Form of Sub-Advisory Agreeement with Analytic
EX-(j) Form of Custodian Agreement
EX-(n) Consent of Independent Registered Public Accounting Firm
EX-(p) Form of Subscription Agreement
EX-(r)(1) Code of Ethics by John Hancock
EX-(r)(2) Code of Ethics by Epoch Investment Partners, Inc.
EX-(r)(3) Code of Ethics by Analytic Investors, Inc.
EX-(s)(1) Power of Attorney for James R. Boyle
EX-(s)(2) Power of Attorney for James F. Carlin
EX-(s)(3) Power of Attorney for William H. Cunningham
EX-(s)(4) Power of Attorney for Ronald R. Dion
EX-(s)(5) Power of Attorney for Charles L. Ladner
EX-(s)(6) Power of Attorney for John A. Moore
EX-(s)(7) Power of Attorney for Patti McGill Peterson
EX-(s)(8) Power of Attorney for Steven R. Pruchansky
EX-(s)(9) Power of Attorney for Keith F. Hartstein and Gordon M. Shone

Until          , 2007 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

v

(This page intentionally left blank)

Prospectus summary

This is only a summary. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See “Risk factors.”

THE FUND

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective, the Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”).

THE OFFERING

The Fund is offering           common shares of beneficial interest at a price of $20.00 per share (the “Common Shares”), through a group of underwriters led by UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. You must purchase at least 100 Common Shares if you wish to participate in this offering. The underwriters have been granted an option to purchase up to           additional Common Shares to cover overallotments at the public offering price, less the sales load, within 45 days from the date of this Prospectus. The Adviser, or an affiliate, has agreed to pay all organizational expenses of the Fund. The Adviser or an affiliate has also agreed to pay the amount, if any, by which the Fund’s offering costs (other than sales load) exceed $0.04 per share.

LISTING AND SYMBOL

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “HTY.”

INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund seeks to produce superior risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of stocks which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Adviser believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The relative portions of the Fund’s portfolio invested in stocks of U.S. and foreign issuers are expected to vary over time. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when the Fund’s equity portfolio sub-adviser, Epoch Investment Partners, Inc. (“Epoch”) believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of related industries. The Fund anticipates that it will invest in securities of issuers located in a number of countries throughout the world, but the actual number of countries represented in the Fund’s portfolio will vary over time. Under normal conditions, the Fund will invest in the securities of issuers located in at least three different countries, including the United States, and initially expects to so invest in approximately 15 to 25 countries.

In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices (the “Options Strategy”). The amount of the value of the Fund’s assets that will be subject to index call options is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The indices on which the Fund will write call options are also expected to vary over time based upon a number of factors, including the composition of the Fund’s stock portfolio, prevailing U.S. and foreign equity market conditions and the amount of the value of the Fund’s assets that is subject to index call options.

On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the federal income tax consequences on income and gains generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying stocks that are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; (ii) selling broad-based index call options that qualify for favorable federal income tax treatment as “section 1256 contracts” under the Internal Revenue Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; and (iii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term losses. In this regard, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying stocks of issuers located throughout the world is subject to the requirement that Epoch believes at the time of investment that such stocks are eligible to pay tax-advantaged dividends.

Equity Strategy
The Fund will invest in global equity securities across a broad range of market capitalizations. The Fund will generally invest in companies with a market capitalization (i.e., total market value of a company’s shares) of $500 million or greater at the time of purchase. JHA has engaged Epoch to serve as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments, other than with respect to the Options Strategy. Although the Fund may invest in securities of companies with any capitalizations, it may at any given time invest a significant portion of its total assets in companies of one particular market capitalization category when Epoch believes such companies offer attractive opportunities. Epoch seeks to produce superior risk-adjusted returns by investing in businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities with these qualities, Epoch believes Fund investors will have the opportunity to realize an attractive total return with less volatility than the global equity market as a whole.

Epoch seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the S&P/Citigroup Broad Market Index-World Equity Index (the “BMI World Index”). The BMI World Index is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars. In selecting securities for the Fund, Epoch utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch looks for companies it believes have solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks Epoch finds attractive generally have valuations lower than Epoch’s estimate of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In selecting securities for the Fund’s portfolio, Epoch will focus on dividend-paying common stocks and to a lesser extent preferred stocks that produce an attractive level of tax-advantaged income. Epoch also considers a stock’s potential for capital appreciation. Epoch generally uses a value approach in selecting the Fund’s equity investments. Epoch evaluates a stock’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. Epoch relies upon information provided by, and the expertise of, Epoch’s research staff in making investment decisions. In selecting stocks, Epoch considers (among other factors) a company’s cash flow capabilities, dividend prospects and the anticipated federal income tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.

Epoch sells or reduces a position in a security when it sees the goals of its investment thesis failing to materialize, or when it believes those goals have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. The reasons for a determination by Epoch that such goals are not being met include: the economic or competitive environment might be changing; company management’s execution could be disappointing; or in certain cases, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security’s ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. See “Investment strategies—Equity strategy.”

Tax-advantaged dividends.  Under normal market conditions, the Fund will invest primarily in a diversified portfolio of dividend-paying stocks of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.

Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its holders of Common Shares (the “Common Shareholders”). For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For a Common Shareholder to be taxed at the long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged. The provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to tax-advantaged dividends are currently effective through December 31, 2010, but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Thus, no assurance can be given that current law applicable to tax-advantaged dividends will continue after December 31, 2010. Although the Fund intends to invest at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Options Strategy
The Fund initially expects to write index options on a substantial portion of the value of the Fund’s stock portfolio, although this amount is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The Fund’s Options Strategy will be used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. JHA has engaged Analytic Investors, Inc. (“Analytic” and, together with Epoch, the “Sub-Advisers”) to be responsible for formulating, in consultation with JHA and Epoch, and implementing the Fund’s Options Strategy.

The Fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic may also cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

Analytic intends to primarily write index call options that it believes generally will qualify for favorable tax-treatment as “section 1256 contracts” under the Code and for which the Fund’s gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for federal income tax purposes. The Fund may also write call options to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Such written call options would not qualify for favorable tax-treatment under the Code.

Analytic will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return in an attempt to manage costs and returns, while at the same time be relatively correlated to the underlying stocks in the Fund. Analytic will use its proprietary option valuation model to seek to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. Analytic believes that volatility is an important component to option valuation and employs a proprietary volatility forecasting model to identify what Analytic believes to be overvalued call options.

Analytic’s valuation process begins with identifying characteristics for each option, such as strike price, time to expiration and risk-free rate. Analytic then uses a proprietary model to forecast volatility, which includes such factors as short-term volatility, long-run volatility, significant events, term structure, seasonality and option market implied volatilities. Analytic believes its proprietary model can be highly effective in forecasting volatility. Analytic uses this model as an input into its option valuation platform along with multiple other factors to calculate an expected annualized return for all cash/options, stock/option and index/option combinations. Combinations include covered calls and married puts. Puts may be purchased by the Fund if Analytic believes that they are attractively priced or reduce the Fund’s risk of holding stocks. A married put is a purchased put designed to hedge or provide downside protection for a basket of stocks. Analytic believes that, generally, options are overpriced if the implied volatility exceeds its forecasted volatility.

In an attempt to control risk, Analytic calculates in real time, using current market prices, option exposures across several dimensions for each option position and for the entire diversified portfolio.

The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s, Epoch’s and Analytic’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. The ultimate decision as to the extent of the Fund’s use of the Options Strategy will be made by the Adviser. At any time, the Adviser or Epoch may direct Analytic to modify, limit, or temporarily suspend the Fund’s use of the Options Strategy. The Fund’s use of written index call options involves a tradeoff between the option premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. Due to tax considerations, the Fund will attempt to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. A portion of the Fund’s stock holdings will normally consist of stocks not included in the indices on which it writes call options.

As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic may also cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

The Fund expects to primarily use listed/exchange-traded options contracts but may also use unlisted (or “over-the-counter” or “OTC”) options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund will not be issued, guaranteed or cleared by any clearinghouse.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.

Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.

Analytic intends primarily to sell call options on “broad-based” equity indices, such as the S&P 500 Composite Stock Price Index® (“S&P 500”), and other U.S. and non-U.S. broad-based equity indices that qualify for favorable tax treatment as “section 1256 contracts.” The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. Such call options would not be eligible for favorable tax treatment. There can be no assurances that the Fund’s Options Strategy will be successful, and the Options Strategy may result in losses.

Analytic will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund may be subject to the “straddle rules” under federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. To avoid characterization as straddles, the Fund would be required to limit the overlap between its stock holdings (and any subset thereof) and the indices on which it has outstanding option positions to less than 70% (generally based on value) on an ongoing basis. The Fund expects that the index call options it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open call options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. See “Federal income tax matters.”

There can be no assurance that the Fund’s Options Strategy will be successful, and the Options Strategy may result in losses. See “Risk factors.”

The foregoing policies relating to investments in stocks and options writing are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including put and call options, options on futures contracts, futures and forward contracts and swap agreements with respect to securities, indices and currencies. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt securities. See “Investment strategies—Additional Investment Practices.” Normally, the Fund will invest substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities and fixed-income securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

INVESTMENT ADVISER AND SUB-ADVISERS

The Fund’s investment adviser is JHA, an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising Epoch and Analytic. As of June 29, 2007, JHA and its subsidiaries managed approximately $34.7 billion. JHA has engaged Epoch to serve as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments. Epoch is a public company founded in 2004. As of June 30, 2007, Epoch managed approximately $6.001 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. JHA has also engaged Analytic as a sub-adviser to the Fund. Analytic will be responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $11.8 billion of assets under management as of June 30, 2007. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. JHA has also engaged its affiliate MFC Global (U.S.A.) to consult from time to time with the Adviser on matters relating to the general application of federal income tax laws and regulations, compliance and legal issues. See “Management of the Fund—The Adviser, —Epoch and —Analytic.”

DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, short-term capital gain (for example, a portion of the premiums earned in connections with the Fund’s Options Strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

DIVIDEND REINVESTMENT PLAN

The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their net asset value. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to net asset value, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their net asset value, and that any such discount may not be in the best interest of Common Shareholders, the Fund’s Board of Trustees (the “Board”), in consultation with the Adviser and Epoch, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

SUMMARY OF RISKS

No operating history
The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Investment and market risk
An investment in the Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer risk
The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Qualified dividend tax risk
No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. The favorable federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2010. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s Common Shares. See “Federal income tax matters.”

Dividend strategy risk
Epoch may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the Fund’s strategies, Epoch will attempt to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows Epoch to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. A change in the favorable provisions of the federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Fund’s Common Shares.

Common stock and other equity securities risk
The Fund will invest primarily in common stocks, which represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Options risk
There are various risks associated with the Options Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the net asset value of the Fund.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s portfolio. The Fund will not, however, hold stocks that replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis, and a substantial portion of the Fund’s holdings will normally be comprised of stocks not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gains received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolios securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “Over-the-counter options risk” and “Listed options risk” below.

The exercise price of an index option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Listed options risk.  When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Over-the-counter options risk.  As described above, the Fund may use unlisted (or “over-the-counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation (the “OCC”) or any other clearing agency. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Foreign investment risk
Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the Fund, which intends to invest a significant portion of its total assets in foreign securities.

In addition, the Fund may invest up to 20% of its total assets in the securities of issuers based in countries with “emerging market” economies, which are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund, which may regularly invest in securities denominated in foreign currencies or enter into derivative foreign currency transactions and may take active long and short currency positions through exchange-traded and over-the-counter foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Small and medium cap company risk
Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Epoch believes appropriate, and offer greater potential for gains and losses.

Distribution risk
There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The quarterly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. The Fund’s dividend income will be substantially influenced by the activity level and success of its dividend capture trading program and Options Strategy, which may not work as intended.

Portfolio turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. In addition, the Fund’s dividend capture program may also increase the level of portfolio turnover the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. In addition, the Fund’s dividend capture program may also increase the level of portfolio turnover the Fund experiences. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Defensive positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Liquidity risk
The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable.

Interest rate risk
The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Inflation risk
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Financial leverage risk
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Market price of shares
The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value will be reduced.

Management risk
The Fund is subject to management risk because it relies on Epoch’s and Analytic’s ability to pursue the Fund’s investment objective. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Sub-Advisers’ securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of a Sub-Adviser, that Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. Management risk is particularly significant to the Fund because it utilizes two inter-related strategies, managed by separate and unaffiliated sub-advisers. In particular, the implementation of the Options Strategy will require communications and coordination between Epoch and Analytic (including with respect to achieving correlation between the performance of the Fund’s equity and options positions), which increases the risk that the Fund’s overall investment program may not be carried out as intended. JHA will oversee and assist with the communication and coordination process between Epoch and Analytic.

Market disruption risk
Instability in the Middle East, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

Anti-takeover provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by Common Shareholders	0.20%	(1)(2)
Dividend Reinvestment Plan fees	None

	Percentage of Net Assets
	Attributable to Common Shares

Annual Expenses
Management fees	1.00%
Other expenses	0.20	%(3)

Total annual expenses	1.20%

The Other expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years

$59	$85	$113	$192

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*	The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	JHA or an affiliate has agreed (i) to reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).

(2)	JHA (not the Fund) will pay UBS Securities LLC additional compensation in the form of a structuring fee. JHA (and not the Fund) will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets additional compensation pursuant to an agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and JHA. In addition, JHA (not the Fund) may pay certain qualifying underwriters a marketing and structuring fee, additional compensation or a sales incentive fee in connection with the offering. See “Underwriting.”

(3)	Estimated expenses based on the current fiscal year.

The Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective, the Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without shareholder approval. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”).

Use of proceeds

The net proceeds of this offering of the Fund’s common shares (the “Common Shares”) will be approximately $      ($      if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

Investment strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund seeks to produce superior risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of stocks which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Adviser believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The relative portions of the Fund’s portfolio invested in stocks of U.S. and foreign issuers are expected to vary over time. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when the Fund’s equity portfolio sub-adviser, Epoch Investment Partners, Inc. (“Epoch”), believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of

Investment strategies

related industries. The Fund anticipates that it will invest in securities of issuers located in a number of countries throughout the world, but the actual number of countries represented in the Fund’s portfolio will vary over time. Under normal conditions, the Fund will invest in the securities of issuers located in at least three different countries, including the United States, and initially expects to so invest in approximately 15 to 25 countries.

In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices (the “Options Strategy”). The amount of the value of the Fund’s assets that will be subject to index call options is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The indices on which the Fund will write call options are also expected to vary over time based upon a number of factors, including the composition of the Fund’s stock portfolio, prevailing U.S. and foreign equity market conditions and the amount of the value of the Fund’s assets that is subject to index call options.

On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the federal income tax consequences on income and gains generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying stocks that are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; (ii) selling broad-based index call options that qualify for favorable federal income tax treatment as “section 1256 contracts” under the Internal Revenue Code of 1986, as amended (the “Code”) on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; and (iii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term losses. In this regard, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying stocks of issuers located throughout the world is subject to the requirement that Epoch believes at the time of investment that such stocks are eligible to pay tax-advantaged dividends. This is a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Board”) without approval of its holders of Common Shares (the “Common Shareholders”) following the provision of 60 days’ prior written notice to Common Shareholders.

Equity strategy
The Fund will invest in global equity securities across a broad range of market capitalizations. The Fund will generally invest in companies with a market capitalization (i.e., total market value of a company’s shares) of $500 million or greater at the time of purchase. JHA has engaged Epoch to serve as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments. Although the Fund may invest in securities of companies with any capitalizations, it may at any given time invest a significant portion of its total assets in companies of one particular market capitalization category when Epoch believes such companies offer attractive opportunities. Epoch seeks to produce superior risk-adjusted returns by investing in businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities with these qualities, Epoch believes Fund investors will have the opportunity to realize an attractive total return with less volatility than the global equity market as a whole.

Epoch seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the S&P/Citigroup Broad Market Index-World Equity Index (the “BMI World Index”). The BMI World Index is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars. In selecting securities for the

Investment strategies

Fund, Epoch utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch looks for companies it believes have solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks that Epoch finds attractive generally have valuations lower than Epoch’s estimate of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In selecting securities for the Fund’s portfolio, Epoch will focus on dividend-paying common stocks and, to a lesser extent, preferred stocks that produce an attractive level of tax-advantaged income. Epoch also considers a stock’s potential for capital appreciation. Epoch generally uses a value approach in selecting the Fund’s equity investments. Epoch evaluates a stock’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. Epoch relies upon information provided by, and the expertise of, Epoch’s research staff in making investment decisions. In selecting stocks, Epoch considers (among other factors) a company’s cash flow capabilities, dividend prospects and the anticipated federal income tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.

Epoch sells or reduces a position in a security when it sees the goals of its investment thesis failing to materialize, or when it believes those goals have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. The reasons for a determination by Epoch that such goals are not being met include: the economic or competitive environment might be changing; company management’s execution could be disappointing; or in certain cases, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

Tax-advantaged dividends.  Under normal market conditions, the Fund will invest primarily in a diversified portfolio of dividend-paying stocks of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.

Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For a Common Shareholder to be taxed at the long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged. The provisions of the Code applicable to tax-advantaged dividends are currently effective through December 31, 2010, but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Thus, no assurance can be given that current law applicable to tax-advantaged dividends will continue after December 31, 2010. Although the Fund intends to invest at least 80% of its assets in equity securities that pay tax-advantaged

Investment strategies

dividends and to satisfy the holding period and other requirements, a portion of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Dividend capture strategy.  The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security’s ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. For example, during the course of a single year, it may be possible through dividend capture trading for the Fund to receive five or more dividend payments on different securities which have been held for the requisite holding period to qualify as a tax-advantaged dividend, whereas it may only have received four payments in a hold strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for recognizing short-term capital gains or losses on the sale of security. Also, any net short-term capital gains recognized by the Fund and distributed to shareholders will be taxed to individual shareholders at ordinary federal income tax rates, whereas if the Fund held the security for more than one year, any gain recognized on the sale of the security and distributed to shareholders would be taxable to individual shareholders at federal long-term capital gain rates. Consequently, Epoch intends to employ dividend capture trading as a strategy only to the extent that Epoch believes it will have a positive net effect on the Fund’s total after-tax return. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks.

Options Strategy
The Fund initially expects to write index options on a substantial portion of the value of the Fund’s stock portfolio, although this amount is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The Fund’s Options Strategy will be used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. JHA has engaged Analytic Investors, Inc. (“Analytic” and, together with Epoch, the “Sub-Advisers”) to be responsible for formulating and implementing the Fund’s Options Strategy. Analytic intends to primarily write index call options that it believes generally will qualify for favorable tax-treatment as “section 1256 contracts” under the Code. The Fund may also write call options to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Such written call options would not qualify for favorable tax treatment under the Code.

Analytic intends to primarily write index call options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (“SEC”) or on a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission that qualify for treatment as “section 1256 contracts” for federal income tax purposes. For options that qualify as “section 1256 contracts,” the Fund’s gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for federal income tax purposes. For federal income tax purposes, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. Options that

Investment strategies

do not qualify as “section 1256 contracts” (including, for example, options on exchange traded funds, options on individual stocks, options on narrow-based indices, and over-the-counter options) will generally give rise to short-term capital gains or losses that will be recognized upon exercise, lapse, or disposition; any such gains, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates.

Analytic will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return in an attempt to manage costs and returns, while at the same time be relatively correlated to the underlying stocks in the Fund. Analytic will use its proprietary option valuation model to seek to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. Analytic believes that volatility is an important component to option valuation and employs a proprietary volatility forecasting model to identify what Analytic believes to be overvalued call options.

Analytic’s valuation process begins with identifying characteristics for each option, such as strike price, time to expiration and risk-free rate. Analytic then uses a proprietary model to forecast volatility, which includes such factors as short-term volatility, long-run volatility, significant events, term structure, seasonality and option market implied volatilities. Analytic believes its proprietary model can be highly effective in forecasting volatility. Analytic uses this model as an input into its option valuation platform along with multiple other factors to calculate an expected annualized return for all cash/options, stock/option and index/option combinations. Combinations include covered calls and married puts. Puts may be purchased by the Fund if Analytic believes that they are attractively priced or reduce the Fund’s risk of holding stocks. A married put is a purchased put designed to hedge or provide downside protection for a basket of stocks. Analytic believes that, generally, options are overpriced if the implied volatility exceeds its forecasted volatility.

In an attempt to control risk, Analytic calculates in real time, using current market prices, option exposures across several dimensions for each option position and for the entire diversified portfolio. These exposures include delta (the change in the options price versus the change in the underlying asset) and gamma (the change in the delta versus the change in the underlying asset). Analytic also calculates the expected time decay for each option and for the portfolio (theta), and calculates the expected growth-exposures and Black-Scholes value for each position. An option’s time decay (theta) is a property of an option that generally causes the price of an option (in absence of any other factors or changes in the market place) to fall as the time to expiration shortens. Black-Scholes is a standard options pricing model. Analytic uses these statistics to estimate the combined stock option portfolio’s market exposure and risk.

The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s, Epoch’s and Analytic’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. The ultimate decision as to the extent of the Fund’s use of the Options Strategy will be made by the Adviser. At any time, the Adviser or Epoch may direct Analytic to modify, limit or temporarily suspend the Fund’s use of the Options Strategy. The Fund’s use of written index call options involves a tradeoff between the option premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. Due to tax considerations, the Fund will attempt to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. A portion of the Fund’s stock holdings will normally consist of stocks not included in the indices on which it writes call options.

As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the

Investment strategies

future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic may also cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

The Fund expects to primarily use listed/exchange-traded options contracts but may also use unlisted (or “over-the-counter” or “OTC”) options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund will not be issued, guaranteed or cleared by any clearinghouse.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.

Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.

Analytic intends primarily to sell call options on “broad-based” equity indices, such as the S&P 500, and other U.S. and non-U.S. broad-based equity indices that qualify for favorable tax treatment as “section 1256 contracts.” The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. Such call options would not be eligible for favorable tax treatment. There can be no assurances that the Fund’s Options Strategy will be successful, and the Options Strategy may result in losses.

The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. The Fund may from time to time also sell in-the-money options when Analytic believes that in-the-money call options are appropriate (i.e., with an exercise price that is below the current cash value of the index), based on market conditions and other factors.

Analytic will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement

Investment strategies

Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund may be subject to the “straddle rules” under federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. To avoid characterization as straddles, the Fund would be required to limit the overlap between its stock holdings (and any subset thereof) and the indices on which it has outstanding option positions to less than 70% (generally based on value) on an ongoing basis. The Fund expects that the index call options it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open call options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. See “Federal income tax matters.”

There can be no assurance that the Fund’s Options Strategy will be successful, and the Options Strategy may result in losses. See “Risk factors.”

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

The index sponsors do not guarantee the accuracy and/or uninterrupted calculation of the indices or any data included therein. The index sponsors make no warranty, express or implied, as to results to be obtained by the Fund, the Common Shareholders or any other person or entity from the use of the indices in the Fund’s options writing program. In publishing the indices, the index sponsors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall an index sponsor have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

The foregoing policies relating to investments in stocks and options writing are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including put and call options, options on futures contracts, futures and forward contracts and swap agreements with respect to securities, indices and currencies. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that

Investment strategies

such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt securities. See “—Additional Investment Practices.” Normally, the Fund will invest substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities and fixed-income securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

PORTFOLIO INVESTMENTS

Common stocks
The Fund will invest primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign securities
Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in Epoch misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including

Investment strategies

depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds (“ETFs”) as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Emerging markets
The Fund may invest in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and enforcement of existing regulations may be limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and

Investment strategies

other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

Index options generally
The Fund will pursue its objective in part by writing (selling) stock index call options with respect to a portion of its common stock portfolio value (the “Options Strategy”). The Fund generally intends to sell index call options that are exchange-listed and “European style,” meaning that the options may be exercised only on the expiration date of the option. Index call options differ from options on individual securities in that index call options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

United States listed options contracts are originated and standardized by the Options Clearing Corporation (the “OCC”). Currently, United States listed index options are available on approximately 89 indexes, with new listings added periodically. In the United States, the Fund generally intends to sell index call options that are issued, guaranteed and cleared by the OCC. The Fund may also sell index call options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC, including OTC options. The Adviser and Analytic believe that there exists sufficient liquidity in the index options markets to fulfill the Fund’s requirements to implement its strategy.

To implement its options program most effectively, the Fund may sell index options that trade in OTC markets. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in index option transactions in these markets, the Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Selling call options under the Options Strategy
The Fund’s Options Strategy will be used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. This Options Strategy is of a hedging nature, and is not designed to speculate on equity market performance.

As the seller of call options, the Fund will receive cash (the premium) from the purchasers thereof. The purchaser of an option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. The Fund may from time to time also sell in-the-money options when Analytic believes that in-the-money are appropriate (i.e., with an exercise price that is below the current cash value of the index), based on market conditions and other factors. The Fund may also sell

Investment strategies

call options that are more substantially out-of-the-money. Such options that are more substantially out-of-the-money provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly out-of-the-money. When it writes call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, a call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the call option.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices should generally be offset, at least in part, by appreciation in the value of common stocks held and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

In certain extraordinary market circumstances, to limit the risk of loss on the Fund’s Options Strategy, the Fund may enter into “spread” transactions by purchasing call options with higher exercise prices than those of call options written. The Fund will only engage in such transactions when Analytic believes that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances, the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund’s options activity.

In other extraordinary market circumstances, the Fund may purchase put options when Analytic believes that extra risk is present in the equity market. The premium for these puts may reduce amounts available for distribution, but may protect the Fund’s assets in the event of a decline in the equity markets.

The Fund will sell only “covered” call options. A call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the expiration date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of repurchasing the option is less than the premium received from writing the option and a capital loss if the cost of repurchasing the option is more than the premium received.

Investment strategies

For written index options that qualify as “section 1256 contracts,” the Fund’s gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes) and to adjust the amount of gain or loss subsequently realized to reflect the marking to market. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss. Certain indices on which the Fund will sell call options may not qualify for treatment as “section 1256 contracts.”

The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an initially equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to option premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Fund’s Options Strategy will vary depending on market circumstances and other factors.

ADDITIONAL INVESTMENT PRACTICES

In addition to its primary investment strategies described above, the Fund may engage to a limited extent in the following investment practices.

Preferred stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests

Investment strategies

will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Epoch would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection during which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. For the Fund to receive tax-advantaged dividend income on preferred shares, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 90 days during the associated 180-day period. In addition, as is the case for common shares the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Common Shareholder’s investment in the Fund as discussed herein.

Derivatives
Other than in connection with the Options Strategy, the Fund does not initially expect to, but reserves the flexibility to, use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may enter derivative instruments or transactions that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Adviser’s or Epoch’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.

Investment strategies

Put options
In certain extraordinary market circumstances, the Fund may purchase put options (including married puts as described herein) when Analytic believes that extra risk is present in the equity market. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security/index underlying the option at a specified exercise price at any time during the term of the option. The Fund would use put options as a general hedge against potential declines in equity markets. As the purchaser of index put options, the Fund will seek to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid. In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receive from the option seller the difference between the cash value of the applicable index and the exercise price of the option. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.

Debt securities
The Fund may invest to a limited extent in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Fund may invest in debt securities of below investment grade quality, commonly known as “junk bonds,” which are considered to be predominantly speculative in nature because of the credit risk of the issuers. Income payments on debt securities received by the Fund will be fully taxable as ordinary income. To the extent the Fund invests in debt securities such investments will not be eligible for favorable tax treatment. Prices of bonds tend to move inversely with changes in interest rates. Some bonds give the issuer the option to call (redeem) the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might not benefit from any increase in value as a result of declining interest rates. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall. The Fund’s investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate.

Exchange traded funds
The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a

Investment strategies

creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Other investment companies
The Fund may invest in securities of open- or other closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk factors—Financial Leverage Risk.” The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid securities
Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Fund may invest up to 15% of the value of its net assets in illiquid securities.

Other investments
The Fund may use a variety of other investment instruments in pursuing its investment programs. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Borrowing
The Fund has no current intention to borrow for investment purposes or to issue preferred shares. However, it may borrow from banks for extraordinary or emergency purposes. Further, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowing, including the issuance of debt securities.

Investment strategies

Portfolio turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lend to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations under index options contracts. In addition, the Fund’s dividend capture program may also increase the level of portfolio turnover that the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. It is expected that the annual portfolio turnover rate of the Fund is expected to range between 50% to 70%, but may at times exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Investment strategies” and “Federal income tax matters.”

Lending of portfolio securities
The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury bills or other collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive a portion of the investment return on the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, under such circumstances, the Fund may not be able to recover securities loaned. At no time would the value of the securities loaned exceed 33% of the value of the Fund’s total assets. Compensation received by the Fund in connection with securities lending activities will not constitute tax-advantaged qualified dividend income.

Defensive positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.

Foreign currency transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may (but is not required to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser or Epoch deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Investment strategies

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

Additionally, when the Adviser or Epoch believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser or Epoch determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund’s foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

Risk factors

NO OPERATING HISTORY

The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK

An investment in the Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Risk factors

ISSUER RISK

The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

QUALIFIED DIVIDEND TAX RISK

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. The favorable federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2010. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s Common Shares. See “Federal income tax matters.”

DIVIDEND STRATEGY RISK

Epoch may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the Fund’s strategies, Epoch will attempt to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows Epoch to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. A change in the favorable provisions of the federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Fund’s Common Shares.

COMMON STOCK AND OTHER EQUITY SECURITIES RISK

The Fund will invest primarily in common stocks, which represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

OPTIONS RISK

There are various risks associated with the Options Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price

Risk factors

when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the net asset value of the Fund.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s portfolio. The Fund will not, however, hold stocks that replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis, and a substantial portion of the Fund’s holdings will normally be comprised of stocks not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gains received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolios securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “Listed options risk” and “Over-the-counter options risk” below.

The exercise price of an index option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Listed options risk

When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in

Risk factors

certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Over-the-counter options risk

As described above, the Fund may use unlisted (or “over-the-counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation (the “OCC”) or any other clearing agency. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

FOREIGN INVESTMENT RISK

Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation,

Risk factors

adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the Fund, which intends to invest a significant portion of its total assets in foreign securities.

In addition, the Fund may invest up to 20% of its total assets in the securities of issuers based in countries with “emerging market” economies, which are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

CURRENCY RISK

Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund, which may regularly invest in securities denominated in foreign currencies or enter into derivative foreign currency transactions and may take active long and short currency positions through exchange-traded and over-the-counter foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

SMALL AND MEDIUM CAP COMPANY RISK

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Risk factors

Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Epoch believes appropriate, and offer greater potential for gains and losses.

DISTRIBUTION RISK

There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The quarterly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. The Fund’s dividend income will be substantially influenced by the activity level and success of its dividend capture trading program and Options Strategy, which may not work as intended.

PORTFOLIO TURNOVER

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. In addition, the Fund’s dividend capture program may also increase the level of portfolio turnover the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

DEFENSIVE POSITIONS

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

LIQUIDITY RISK

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable.

INTEREST RATE RISK

The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks

Risk factors

of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

INFLATION RISK

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

FINANCIAL LEVERAGE RISK

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

MARKET PRICE OF SHARES

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value will be reduced.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on Epoch’s and Analytic’s ability to pursue the Fund’s investment objective. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Sub-Advisers’ securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of a Sub-Adviser, that Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. Management risk is particularly significant to the Fund because it utilizes two inter-related strategies, managed by separate and unaffiliated

Risk factors

sub-advisers. In particular, the implementation of the Options Strategy will require communications and coordination between Epoch and Analytic (including with respect to achieving correlation between the performance of the Fund’s equity and options positions), which increases the risk that the Fund’s overall investment program may not be carried out as intended. JHA will oversee and assist with the communication and coordination process between Epoch and Analytic.

MARKET DISRUPTION RISK

Instability in the Middle East, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Management of the Fund

TRUSTEES AND OFFICERS

The overall management of the Fund, including supervision of the duties performed by the Adviser, Epoch and Analytic, is the responsibility of the Fund’s Board, under the law of the Commonwealth of Massachusetts and the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment Adviser and Sub-Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and officers” in the Statement of Additional Information.

THE ADVISER

John Hancock Advisers, LLC is the Fund’s investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S. JHA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports. As of June 29, 2007, the Adviser and its affiliates managed approximately $34.7 billion. The Adviser has been managing closed-end funds since 1971.

Management of the Fund

Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Epoch and Analytic to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Epoch and Analytic. In this connection, the Adviser (i) monitors the compliance of Epoch and Analytic with the investment objective and related policies of the Fund, (ii) reviews the performance of Epoch and Analytic and (iii) reports periodically on such performance to the Trustees of the Fund. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Sub-Advisory Agreements, gross assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

The Adviser will also provide administrative services to the Fund (to the extent such services are not provided to the Fund pursuant to other agreements) including (i) providing supervision of the Fund’s non-investment operations, (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (iii) arranging for the preparation, at the Fund’s expense, of the Fund’s tax returns, reports to shareholders and reports filed with the SEC and other regulatory authorities, (iv) providing the Fund with adequate office space and certain related office equipment and services and (v) maintaining all of the Fund’s records other than those maintained pursuant to such other agreements.

JHA has engaged its affiliate MFC Global (U.S.A.) to consult from time to time with the Adviser on matters relating to the general application of federal income tax laws and regulations, compliance and legal issues. MFC Global (U.S.A.) will not have any day-to-day portfolio management responsibilities or regularly provide investment advice to JHA regarding the Fund and its portfolio. MFC Global (U.S.A.) is located at 200 Bloor Street East, Toronto, ON, Canada, M4W1EW. MFC Global (U.S.A.) is a wholly-owned subsidiary of MFC, a publicly traded company based in Toronto, Canada. MFC Global (U.S.A.) has been an investment adviser since 1979 and manages registered investment companies. As of June 29, 2007, MFC Global (U.S.A.) had approximately $31.06 billion in assets under management. In return for its consulting and other services, the Adviser (and not the Fund) pays MFC Global (U.S.A.) a fee.

EPOCH

Epoch serves as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments. Epoch is a public company founded in 2004. As of June 30, 2007, Epoch managed approximately $6.001 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. The Adviser (and not the Fund) pays Epoch a fee, calculated and paid monthly, at an annual rate of 0.45% of the Fund’s average daily gross assets for its services to the Fund. Epoch is located at 640 Fifth Avenue, 18th Floor, New York, New York 10019.

ANALYTIC

Analytic will be responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous

Management of the Fund

management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $11.8 billion of assets under management as of June 30, 2007. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. The Adviser (and not the Fund) pays Analytic a fee, calculated and paid monthly, at an annual rate of 0.05%of the Fund’s average daily gross assets for its services to the Fund. The Adviser has agreed that it (and not the Fund) will pay to Analytic a specified amount if the Sub-Advisory Agreement with Analytic for the Fund is terminated under certain circumstances within a two year period from the date of its effectiveness. See “Investment advisory and other services” in the Statement of Additional Information. Analytic is located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071.

A discussion regarding the basis for the Board approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreements is available in the Fund’s Statement of Additional Information and will also be available in the Fund’s shareholder reports.

The Fund, the Adviser, MFC Global (U.S.A.), Epoch and Analytic have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit the Adviser, MFC Global (U.S.A.), Epoch and Analytic personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

PORTFOLIO MANAGERS

Epoch
Epoch will be responsible for the day-to-day management of the Fund’s common stock portfolio. The Fund is managed by a team of portfolio managers at Epoch. The team includes the following portfolio managers:

William W. Priest is founder, chief investment officer, chief executive officer and portfolio manager for Epoch. Mr. Priest founded and has been with Epoch since 2004, prior to which, he was co-managing partner and portfolio manager at Steinberg, Priest & Sloan Capital Management, LLC from 2001—2004. Mr. Priest began his business career in 1965.

Eric Sappenfield is managing director, portfolio manager and senior analyst for Epoch. Mr. Sappenfield has been with Epoch since 2006. Prior to his employment at Epoch, he was a research analyst with Spear Leads & Kellog from 2004—2006. From 2002 to 2004, Mr. Sappenfield was senior analyst with Steinberg Priest & Sloane Capital Management, LLC. Mr. Sappenfield began his business career in 1985.

Michael A. Wolhoelter is managing director, portfolio manager and head of quantitative research and risk management for Epoch. Mr. Wolhoelter has been with Epoch since 2005, prior to which he was director and portfolio manager at Columbia Management Group, Inc. from 2001—2005. Mr. Wolhoelter began his business career in 1986.

Daniel Geber is managing director and portfolio manager for Epoch. Mr. Geber has been with Epoch since 2004, prior to which he was a partner at Trident Investment Management from 1998—2004. Mr. Geber began his business career in 1985.

David N. Pearl is executive vice president, head of U.S. equities and portfolio manager for Epoch. Mr. Pearl has been with Epoch since 2004, prior to which he was managing director and portfolio manager at Steinberg, Priest & Sloane Capital Management, LLC from 2001—2004. Mr. Pearl began his business career in 1983.

Management of the Fund

The Fund is managed by a team of portfolio managers at Epoch. The team includes the portfolio managers stated above. Mr. Priest, CEO, CIO and Portfolio Manager; Mr. Sappenfield, Portfolio Manager and Senior Analyst; and Mr. Wolhoelter, Portfolio Manager and Head of Quantitative Research and Risk Management, have the day-to-day responsibility for managing the Fund. Mr. Geber, as lead portfolio manager of the firm’s International Team, and Mr. Pearl, as head of the firm’s U.S. Equity Team, assist in the management of the Fund.

Analytic
Analytic will be responsible for managing the Fund’s Options Strategy. The Fund’s Options Strategy is managed by a team of portfolio managers at Analytic. The team includes the following portfolio managers:

Harindra de Silva, Ph.D., CFA, is president and portfolio manager for Analytic. Dr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investments processes. He focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester, and a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology. Dr. de Silva is a member of Association for Investment Management and Research, the American Finance Association and the International Association of Financial Analysts. He has over 21 years of investment experience.

Gregory M. McMurran is chief investment officer and portfolio manager for Analytic. Mr. McMurran is responsible for the management of implementation of Analytic’s investment strategies, including those used for the Fund. He joined Analytic in 1976. He is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm’s quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has over 31 years of investment experience.

Dennis Bein, CFA, is chief investment officer and portfolio manager for Analytic. Mr. Bein is responsible for ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research, the Institute of Chartered Financial Analysts and the Los Angeles Society of Financial Analysts. He has over 17 years of investment experience.

Scott Barker, CFA, is portfolio manager for Analytic. Mr. Barker is responsible for the ongoing research for Analytic’s options and fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Barker was a Research Analyst for Analysis Group, Inc. He received a B.A. in Physics from Pomona College. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts. He has over 14 years of investment experience. The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Fund’s Advisory and Sub-Advisory Agreements.

Management of the Fund

Additional Information Regarding Portfolio Managers
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York, Mutual Funds Custody Department, 2 Hanson Place—7th Floor, Brooklyn, New York, 11217, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. The Bank of New York maintains the Fund’s general ledger and computes net asset value per share daily. The Bank of New York also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments and receives and disburses all funds. The Bank of New York also assists in the preparation of shareholder reports and the electronic filing of such reports with the SEC.

Mellon Investor Services, P.O. Box 358035, Pittsburgh, Pennsylvania, 15252-8035, is the transfer agent and dividend disbursing agent of the Fund.

Determination of net asset value

The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund uses a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Bank of New York calculates the Fund’s net asset value per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as

Determination of net asset value

reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser or Epoch to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Association of Securities Dealers (the “NASD”) or, in the case of securities not reported by the NASD or a comparable source as the Board deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Distribution policy

Commencing with the Fund’s first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, short-term capital gain (for example, a portion of the premiums earned in connections with the Fund’s Options Strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be

Distribution policy

characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

During periods in which the Options Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year).

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund intends to apply for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). In the event that such an exemptive order is obtained, the Fund may consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order. There is no assurance that the SEC will grant the Fund’s request for such an exemptive order. Accordingly, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions declared in cash are automatically reinvested by Mellon Bank, N.A., as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Common Shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend-paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains declared in cash by sending written instructions to the Plan Agent, as dividend-paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gains distribution (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the Common Shares is equal to or less than the market price per Common Share as determined on the payment date (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued Common Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the higher of the net asset value per share on the date the shares are issued or 95% of the market price per share on such date. If on the dividend payment date the net asset value per share is greater than the market price (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount (less a pro-rata share of any brokerage commissions) in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent will be purchasing shares shortly after the payment date of the dividend and in no event later than the day preceding the next ex-dividend date, except where temporary curtailment or suspension of purchase is necessary to comply with the federal securities laws (“last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next ex-dividend date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account within 60 days, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

Dividend Reinvestment Plan

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividend and capital gains distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Federal income tax matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Bank, N.A., c/o Mellon Investor Services, P. O. Box 3338, South Hackensack, NJ 07606-1938.

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the

Federal income tax matters

Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the DRD in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

For the Fund’s index call options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s index call options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a

Federal income tax matters

written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position is generally short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Federal income tax matters

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “2003 Tax Act”), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 5% for individuals in the 10% or 15% tax brackets and 0% for individuals in such lower brackets for tax years beginning after December 31, 2007). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the United States (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered “readily tradable” if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies (as defined by the Code) will not be “qualified foreign corporations.”

In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gain rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term capital gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply to taxable years beginning before January 1, 2011. Thereafter, all of the Fund’s distributions that

Federal income tax matters

are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment under the 2003 Tax Act. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (the “IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2007, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (currently 5% for individuals in the 10% or 15% tax brackets, and 0% for tax years beginning after December 31, 2007). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2007, 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions.

Federal income tax matters

Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. If the Fund’s investments in stock or securities of foreign corporations do not meet the 50% threshold requirement, such election will not be available to the Fund. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code).

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on April 23, 2007 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem

Description of capital structure

necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund’s Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

CREDIT FACILITY

The Fund has no current intention to utilize leverage through borrowing. However, in the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking

Description of capital structure

fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of the Fund’s shareholders for the Fund to take corrective actions. The Board, in consultation with the Adviser and Epoch, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value.

In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser and Epoch, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a

Description of capital structure

rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

Description of capital structure

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

POTENTIAL CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and

Description of capital structure

policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, as lead managers and RBC Capital Markets Corporation, Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated and J.J.B. Hilliard, W.L. Lyons, Inc., as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund, the Adviser, Epoch and Analytic (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Number of
Underwriters	Common Shares

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
Crowell, Weeden & Co.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional          Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $     per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $     per Common Share to certain other dealers who sell Common Shares. JHA or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share. Investors must pay for any Common Shares purchased on or before          , 2007.

Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance, under the trading or “ticker” symbol “HTY.”

Underwriting

In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, JHA, Epoch and Analytic have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund’s Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

STRUCTURING FEE, ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

JHA (and not the Fund) has agreed to pay to UBS Securities LLC from its own assets, a structuring fee for certain financial advisory services in assisting JHA in structuring and organizing the Fund in the amount of $     . The structuring fee paid to UBS Securities LLC will not exceed  % of the total public offering price of the Common Shares sold in this offering.

JHA (and not the Fund) has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated an up-front fee for advice relating to the design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in an amount equal to $     . The additional compensation paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed     % of the total public offering price of the Common Shares sold in this offering.

Additionally, JHA (and not the Fund) may pay structuring fees or additional compensation to certain qualifying Underwriters (“Qualifying Underwriters”). Qualifying Underwriters receiving additional

Underwriting

compensation may be required to meet specified sales targets. Such sales targets, if applicable, may be waived or lowered with respect to any Underwriter in JHA’s sole discretion.

The sum of the fees described herein that may be paid by JHA to the Underwriters and the sales load to be paid by the Fund will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by the Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts and for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

Reports to shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

PricewaterhouseCoopers LLP, Boston, Massachusetts, is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-142307). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

The Fund’s privacy policy

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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P140RD 7/07

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION
          , 2007

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (THE “FUND”) DATED          , 2007 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-344-1029.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

Additional investment information and restrictions

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The sub-advisers may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund’s investment objective.

Equity Investments
As described in the Prospectus, the Fund invests primarily in common stocks.

Preferred Stocks
The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by a sub-adviser to the Fund, Epoch Investment Partners, Inc. (“Epoch”). The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivatives
The Fund does not initially expect to, but reserves the flexibility to, use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts and entering into forward contracts and swap agreements with respect to securities, indices and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may enter derivative instruments or transactions that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Adviser’s or Epoch’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.

2

Additional investment information and restrictions

Short Sales
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, Epoch is under no obligation to utilize short sales at all.

Securities Lending
As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser or Epoch to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI. Compensation received by the Fund in connection with securities lending activities will not constitute tax-advantaged qualified dividend income.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Cash Equivalents
The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

3

Additional investment information and restrictions

Exchange-Traded Funds
The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Pooled Investment Vehicles
The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. Please refer to “Cash Equivalents” for additional information about investment in other investment companies. The 10% limitation does not apply to the Fund’s investment in money market funds and certain other pooled investment vehicles. If the Fund invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Fund’s management fee.

Temporary Investments
The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations.

Investment Restrictions
The investment policies and strategies of the Fund described in the Statement of Additional Information and the prospectus, except for the investment objective of the Fund and the nine investment restrictions

4

Additional investment information and restrictions

designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.

As referred to above, the following nine investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

5

Additional investment information and restrictions

In regard to 5(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy, which may be changed by the Board without approval of the Fund’s shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

6

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210. JHA has engaged Epoch as a sub-adviser to implement the Fund’s equity portfolio strategy and to provide day-to-day portfolio management, pursuant to an investment sub-advisory agreement (the “Epoch Sub-Advisory Agreement”) between the Adviser and Epoch. The Adviser has also engaged Analytic Investors, Inc. (“Analytic”) to be responsible for formulating and implementing the Fund’s Options Strategy, pursuant to an investment sub-advisory agreement (“Analytic Sub-Advisory Agreement” and, together with the Epoch Sub-Advisory Agreement, the “Sub-Advisory Agreements”). Each officer of JHA may hold a position with other JHA affiliates that is comparable to his or her position with JHA listed below.

Number of
Funds in
		Term of Office		Fund Complex	Other
Name and	Position(s)	and Length	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	with the Fund	of Service	During Past Five Years	Trustee( )	Held

Interested Trustees

James R. Boyle(1) (1959)	Trustee	Since June 5, 2007	Chairman and Director, John Hancock Advisers, LLC, (the “Adviser”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); President, John Hancock Insurance Group; Executive Vice President, John Hancock Life Insurance Company (since June, 2004); President U.S. Annuities; and Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).	265	Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005).

7

Trustees and officers

				Number of
				Funds in
		Term of Office		Fund Complex	Other
Name and	Position(s)	and Length	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	with the Fund	of Service	During Past Five Years	Trustee( )	Held

Noninterested Trustees

Ronald R. Dion(1) (1946)	Chairman and Trustee	Since June 5, 2007	Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; and Director, Boston Municipal Research Bureau; Member of the Advisory Board, Carroll Graduate School of Management at Boston College.	61	Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau; and Member of the Advisory Board, Carroll Graduate School of Management at Boston College.

James F. Carlin(1) (1940)	Trustee	Since June 5, 2007	Director and Treasurer, Alpha Analytical Laboratories chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); and Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).	61	Director and Treasurer, Alpha Analytical Laboratories chemical analysis) (since 1985).

8

Trustees and officers

Number of
Funds in
		Term of Office		Fund Complex	Other
Name and	Position(s)	and Length	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	with the Fund	of Service	During Past Five Years	Trustee( )	Held

William H. Cunningham(2) (1944)	Trustee	Since June 5, 2007	Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin), LIN Television (since 2002); WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).	61	Director of Symtx, Inc. (electronic manufacturing) (since 2001), Lincoln National Corporation (insurance) (since 2006), Southwest Airlines (since 2000), Introgen (since 2000), and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Advisory Director of JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) and LIN Television (since 2002).

9

Trustees and officers

				Number of
				Funds in
		Term of Office		Fund Complex	Other
Name and	Position(s)	and Length	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	with the Fund	of Service	During Past Five Years	Trustee( )	Held

Charles L. Ladner(2) (1938)	Trustee	Since June 5, 2007	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); and Director, Parks and History Association (until 2007).	61	None.

John A. Moore(3) (1939)	Trustee	Since June 5, 2007	President and Chief Executive Officer, Institute Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); and Director, CIIT Center for Health Science Research (nonprofit research) (2002-2006).	61	None.

10

Trustees and officers

				Number of
				Funds in
		Term of Office		Fund Complex	Other
Name and	Position(s)	and Length	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	with the Fund	of Service	During Past Five Years	Trustee( )	Held

Patti McGill Peterson(3) (1943)	Trustee	Since June 5, 2007	Executive Director, Council for International Exchange of Scholars and Vice President, Institute of International Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until 1998); Former President of Wells College and St. Lawrence University; Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International Fellowships Program (since 2002); and Director, Lois Roth Endowment (since 2002); Director, Council for International Exchange (since 2003).	61	Executive Director, Council for International Exchange of Scholars and Vice President, Institute of International Education (since 1998); Director, Ford Foundation, International Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); and Director, Council for International Exchange (since 2003).

Steven R. Pruchansky(3) (1944)	Trustee	Since June 5, 2007	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); and President, Maxwell Building Corp. (until 1991).	61	Managing Director, JonJames, LLC (real estate) (since 2001).

(1)	Class I Trustees whose term expires in 2008.
(2)	Class II Trustees whose term expires in 2009.
(3)	Class III Trustees whose term expires in 2010.

11

Trustees and officers

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Term of Office
	Position(s)	and Length
Name and Date of Birth	with the Fund	of Service	Principal Occupations During Past Five Years

Keith F. Hartstein (1956)	President and Chief Executive Officer	Since April 23, 2007.	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen (1955)	Executive Vice President and Chief Operating Officer	Since April 23, 2007.	Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June, 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since June, 2007); Directors, Executive Vice President and Chief Financial Officer, the Adviser, the Berkley Group and John Hancock Funds, LLC (until June, 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (2005 to June, 2007); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

12

Trustees and officers

Term of Office
	Position(s)	and Length
Name and Date of Birth	with the Fund	of Service	Principal Occupations During Past Five Years

Bruce R. Speca (1956)	Senior Vice President, Investments	Since April 23, 2007.	Senior Vice President, John Hancock Investment Management Services (since 2007); Vice President, John Hancock Investment Management Services (2003-2007); Director, JH-JHIMS (since 2007); Senior Managing Director, Pioneer Investments (2001-2002); Director, Mutual Funds Against Cancer (since 2004).

John J. Danello (1955)	Vice President, Law	Since April 23, 2007.	Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005.

Charles A. Rizzo (1959)	Chief Financial Officer	Since June 5, 2007	Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	Since April 23, 2007.	Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

13

Trustees and officers

Term of Office
	Position(s)	and Length
Name and Date of Birth	with the Fund	of Service	Principal Occupations During Past Five Years

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	Since April 23, 2007.	Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Gordon M. Shone (1956)	Treasurer	Since April 23, 2007.	Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

The Fund’s Board of Trustees currently consists of 8 members. The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund’s common shares. The terms of Messrs. Boyle, Dion and Carlin expire at the first annual meeting following this public offering. The terms of Messrs. Cunningham and Ladner expire at the second annual meeting, and the terms of Messrs. Moore and Pruchansky and Ms. McGill Peterson expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES
At its initial meeting on June 5, 2007, the Board established the following committees: (i) an Audit and Compliance Committee composed solely of Independent Trustees (Messrs. Ladner and Moore and Ms. McGill Peterson); (ii) a Governance Committee composed solely of Independent Trustees (Messrs. Carlin, Cunningham, Dion, Ladner, Moore and Pruchansky and Ms. McGill Peterson; (iii) a Contracts/Operations Committee composed solely of Independent Trustees (Messrs. Carlin, Cunningham, Dion and Pruchansky; and (iv) an Investment Performance Committee, composed solely of Independent Trustees (Messrs. Carlin, Cunningham, Dion, Ladner, Moore and Pruchansky and Ms. McGill Peterson). As of the date of this SAI, the Audit and Compliance Committee, Governance Committee, Contract/Operations Committee and the Investment Performance Committee have not met.

14

Trustees and officers

Audit and Compliance Committee
The Audit and Compliance Committee reviews the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent accountants for the Fund, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants’ independence. The Committee also reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Fund, including the annual report of the Chief Compliance Officer of the Fund regarding its compliance program, matters relating to the pricing of the Fund, the Codes of Ethics the Fund, the Adviser, the sub-advisers and regulatory changes.

Governance Committee
The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee’s business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Contract/Operations Committee
The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

Investment Performance Committee
The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

15

Trustees and officers

COMPENSATION OF TRUSTEES AND OFFICERS
The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Each Trustee is paid a $7,500 quarterly retainer, plus $4,000 for attendance at each quarterly meeting. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board chairman receives a $10,000 annual retainer. The Fund does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to the Fund pursuant to the Advisory Agreement described below and receives no compensation from the Fund. The other named officers receive compensation from the Fund but none is expected to receive compensation from the Fund for the current fiscal year in excess of $60,000. The officers of the Fund may spend only a portion of their time on the affairs of the Fund.

		Total Compensation
		from the Fund and
	Aggregate Compensation	John Hancock Fund Complex
Independent Trustees	from the Fund*	to Trustees(1)(2)

Ronald R. Dion	$1,650	$265,250
James F. Carlin	$1,650	$125,250
William H. Cunningham	$1,650	$193,250
Charles L. Ladner	$1,650	$194,250
Dr. John A. Moore	$1,650	$146,250
Patti McGill Peterson	$1,650	$126,500
Steven R. Pruchansky	$1,650	$145,250
Total	$11,550	$1,322,250	(3)

*	Estimated
(1)	Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Messrs. Carlin, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.
(2)	As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Ladner was $85,936, Dr. Moore was $325,332, Ms. McGill Peterson was $70,782, and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.
(3)	Total Compensation includes compensation paid to a former Trustee of the Fund, Richard P. Chapman.

16

Trustees and officers

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS
The table below lists the amount of securities of each Fund and Portfolio beneficially owned by each Trustee as of December 31, 2006 (excluding those portfolios that had not yet commenced operations on December 31, 2006). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

Aggregate Dollar Range of Equity
	Dollar Range of	Securities Owned in All Registered
	Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Owned in the Fund*	John Hancock Fund Complex

Interested Trustee
James R. Boyle	None	$10,001-$50,000
Noninterested Trustees
Ronald R. Dion	None	Over $100,000
James F. Carlin	None	Over $100,000
William H. Cunningham	None	Over $100,000
Charles L. Ladner	None	Over $100,000
John A. Moore	None	Over $100,000
Patti McGill Peterson	None	Over $100,000
Steven R. Pruchansky	None	Over $100,000

*	As of the date of this SAI, the Trustees and officers of the Fund owned none of the outstanding shares of the Fund.

During the calendar years ended December 31, 2005 and December 31, 2006, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in the Adviser, the sub-advisers or principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser, Epoch or Analytic or the principal underwriter of the Fund;

2.	Any direct or indirect material interest, in which the amount involved exceeds $60,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, Epoch or Analytic, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser, Epoch, Analytic or the principal underwriter of the Fund; (iii) the Adviser, Epoch, Analytic or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser, Epoch, Analytic or the principal underwriter of the Fund; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship, in which the amount exceeds $60,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.

During the calendar years ended December 31, 2005 and December 31, 2006, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

17

Trustees and officers

Proxy voting  The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Epoch the responsibility to vote all proxies relating to securities held by the Funds in accordance with Epoch’s proxy voting policies and procedures. Epoch has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Epoch, are set forth in Appendix A to this Statement of Additional Information.

It is possible that conflicts of interest could arise for Epoch when voting proxies. Such conflicts could arise, for example, when Epoch or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event Epoch becomes aware of a material conflict of interest, the Fund’s Procedures generally require Epoch to follow any conflicts procedures that may be included in Epoch’s proxy voting procedures. The conflict procedures will generally include one or both of the following:

(a) voting pursuant to the recommendation of a third party voting service; and/or

(b) voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of Epoch are set forth Epoch’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although Epoch has a duty to vote all proxies on behalf of the Fund, it is possible that Epoch may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Epoch from trading the shares in the marketplace for a period of time, Epoch may determine that it is not in the best interests of the Fund to vote the proxies. Epoch may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.

The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreements.

18

Investment advisory and other services

THE ADVISER
The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street Boston Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Fund has entered into an investment management contract (“Advisory Agreement”) with the Adviser.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the sub-advisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of the sub-advisers with the investment objectives and related policies of the Funds, and reviews the performance of the sub-advisers and reports periodically on such performance to the Funds’ Board of Trustees.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years until August 27, 2009, and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or JHA, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of JHA, JHA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

The Advisory Agreement provides that JHA may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund’s investments subject to such approvals as are required under the 1940 Act. Pursuant to these provisions, JHA has engaged Epoch, as a sub-adviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Adviser has also engaged Analytic to serve as a sub-adviser to the Fund to implement the Fund’s Options Strategy. The Advisory Agreement provides

19

Investment advisory and other services

that JHA may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

EPOCH
The Fund has engaged Epoch to serve as a sub-adviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments. Epoch is a public company founded in 2004. As of June 30, 2007, Epoch managed approximately $6.001 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. The Epoch is located at 640 Fifth Avenue, 18th Floor, New York, New York 10019.

Under the terms of the Epoch Sub-Advisory Agreement, Epoch will be responsible for implementing the Fund’s investment equity strategy on a day-to-day basis, all subject to the supervision and direction of the Fund’s Board of Trustees and the Adviser. For services rendered by Epoch under the Sub-Advisory Agreement, JHA (not the Fund) pays Epoch a fee, payable monthly, in an annual amount equal to 0.45% of the value of the Fund’s average gross assets.

The Sub-Advisory Agreement with Epoch continues until August 27, 2009 and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Epoch Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Epoch Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, Epoch, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares. The Adviser has agreed that it, and not the Fund, will pay to Analytic a specified amount if the Analytic Sub-Advisory Agreement is terminated under certain circumstances within a two year period from the date of the its effectiveness. Such amount will be equal to the fees that Analytic would have been paid as a sub-adviser of the Fund from the date of termination through the second anniversary from the date of effectiveness. The Fund is not a party to this arrangement and it is not binding upon the Fund or the Board. However, such agreement may give the Adviser an incentive to support the continuation of the Analytic Sub-Advisory Agreement during such period. As discussed above, JHA may terminate the Epoch Sub-Advisory Agreement and directly assume responsibility for the services provided by Epoch upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Epoch Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Epoch is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

ANALYTIC
The Fund has engaged Analytic to serve as a sub-adviser and to provide advice and assistance in pursuing the Fund’s options strategy pursuant to a sub-advisory agreement between the Adviser and Analytic. Analytic had approximately $11.8 billion of assets under management as of June 30, 2007. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. Analytic is located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071.

Under the terms of the Analytic Sub-Advisory Agreement, Analytic will provide advice and assistance with the development, implementation and execution of the Fund’s options strategy, all subject to the supervision and direction of the Fund’s Board of Trustees and the Adviser. For services rendered by Analytic under the Analytic Sub-Advisory Agreement, JHA pays Analytic a fee, payable monthly, in an

20

Investment advisory and other services

annual amount equal to 0.05% of the value of the Fund’s average daily gross assets that is subject to written call options.

The Analytic Sub-Advisory Agreement continues until August 27, 2009 and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Analytic Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Analytic Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares or by Analytic upon 3 months notice. As discussed above, JHA may terminate the Analytic Sub-Advisory Agreement and directly assume responsibility for the services provided by Analytic upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Analytic Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Analytic is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO MANAGERS
Day-to-Day management of the Fund is the responsibility of the investment professionals associated with Epoch and Analytic. The individual responsible for managing the implementation and monitoring the overall portfolio management of the Fund is listed below. The following tables sets forth additional

21

Investment advisory and other services

information about the senior members of Epoch and Analytic responsible for coordinating overall portfolio management of the Fund.

			Advisory fee
			based on performance
	Number of	Total assets	Number of	Total
Type of accounts	accounts	($ in millions)	accounts	assets

Epoch

William W. Priest
Registered Investment Companies	3	$1,095.07		$0
Other Pooled Investments	23	$2,640.07		$0
Other Accounts	140	$2,030.42	8	$56.92
Eric Sappenfield
Registered Investment Companies	1	$578.52		$0
Other Pooled Investments	1	$700.59		$0
Other Accounts	0	$0		$0
Michael A. Welhoelter
Registered Investment Companies	3	$1,095.07		$0
Other Pooled Investments	23	$2,640.07		$0
Other Accounts	140	$2,030.42	8	$56.92
Daniel Geber
Registered Investment Companies	1	$480.52
Other Pooled Investments	4	$207.36
Other Accounts	0	$0
David N. Pearl
Registered Investment Companies	3	$1,095.07		$0
Other Pooled Investments	23	$2,640.07		$0
Other Accounts	140	$2,030.42	8	$56.92

22

Investment advisory and other services

			Advisory fee
			based on performance
	Number of	Total assets	Number of	Total
Type of accounts	accounts	($ in millions)	accounts	assets

Analytic

Harindra de Silva, Ph.D., CFA
Registered Investment Companies	20	$4,922.9	0	$0
Other Pooled Investments	27	$2,525.0	20	$1,715.8
Other Accounts	30	$3,935.6	14	$1,950.0
Gregory M. McMurran
Registered Investment Companies	6	$1,891.5	0	$0
Other Pooled Investments	3	$324.8	2	$421.8
Other Accounts	5	$1,088.6	1	$800.0
Dennis Bein, CFA
Registered Investment Companies	20	$4,856.6	0	$0
Other Pooled Investments	27	$2,272.7	19	$1,468.1
Other Accounts	31	$3,042.0	13	$1,150.0
Scott Barker, CFA
Registered Investment Companies	6	$1,891.5	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	1	$14.2	0	$0

CONFLICTS OF INTEREST
Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

▶	Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

▶	Limited Investment Opportunities. Other clients of either sub-adviser may have investment objectives and policies similar to those of the Fund. Either sub-adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each sub-adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a sub-adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Portfolio Managers” above.

▶	Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect

23

Investment advisory and other services

transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

▶	Variation in Compensation. A conflict of interest may arise where a sub-adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

▶	Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. See “Allocation of Brokerage.” In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

COMPENSATION
Epoch Compensation:
For their services, Messrs. Priest, Sappenfield, Welhoelter, Pearl and Geber each receive a fixed annual salary plus a discretionary bonus determined by the Adviser’s management committee. Messrs. Priest, Sappenfield, Welhoelter, Pearl and Geber do not receive compensation that is based upon the Fund’s, any other Fund’s, any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Messrs. Priest, Sappenfield, Welhoelter Pearl and Geber do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. Messrs. Priest, Sappenfield, Welhoelter, Pearl and Geber are each shareholders of Epoch Holding Company, a public company that is the parent company of Epoch. As shareholders of Epoch Holding Company, Messrs. Priest, Sappenfield, Welhoelter, Pearl and Geber are each entitled to share in any dividends or appreciation of the public company’s stock.

Analytic Compensation:
Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined

24

Investment advisory and other services

by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS
As of the date of this SAI, the Portfolio Managers do not own any securities of the Fund.

Codes of Ethics

The Adviser, Epoch, Analytic and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Adviser, Epoch, Analytic and the Fund’s Code of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

Determination of net asset value

The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund uses a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. Bank of New York calculates the Fund’s net asset value per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities

25

Determination of net asset value

exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price. Equity options held by the Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by the Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser or Epoch to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Association of Securities Dealers (the “NASD”) or, in the case of securities not reported by the NASD or a comparable source as the Board deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

26

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by JHA, as the Fund’s adviser, Epoch, as a sub-adviser of the Fund, or Analytic as a sub-adviser of the Fund. As used below, “Adviser” refers to JHA, Epoch and Analytic, as applicable. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a “spread”. Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a “net” basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund’s primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the

27

Portfolio trading

performance of their investment responsibilities (“Research Services”) from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund’s transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective,

28

Portfolio trading

account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.

Qualification as a RIC requires, among other things, that the Fund: (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, United States government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any

29

Taxes

ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2010. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment under the Tax Act.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale

30

Taxes

or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

31

Taxes

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

For the Fund’s index call options that qualify as section 1256 contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, section 1256 contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s index call options that do not qualify as “section 1256 contracts” generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the “Service”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract

32

Taxes

transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income

33

Taxes

requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF election with respect to a PFIC, and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions.

34

Taxes

Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. If the Fund’s investments in stock or securities of foreign corporations do not meet the 50% threshold requirement, such election will not be available to the Fund. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code).

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2006. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds common shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

35

Other information

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

PricewaterhouseCoopers LLP, Boston Massachusetts, is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

36

Independent registered public accounting firm

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Trustees and Shareholder of
the John Hancock Tax-Advantaged Global Shareholder Yield Fund

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at July 11, 2007 and the results of its operations from April 23, 2007 (date of inception) to July 11, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2007

37

John Hancock Tax-Advantaged Global Shareholder Yield Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF JULY 11, 2007

ASSETS
Cash	$106,000
Deferred offering costs	1,397,833
Due from Adviser	30,000

Total assets	$1,533,833

LIABILITIES
Accrued organizational and offering costs	$1,433,833

Total liabilities	$1,433,833

NET ASSETS	$100,000

NET ASSETS CONSIST OF:
Capital paid-in	$100,000

NET ASSETS	$100,000

Common shares of beneficial interest issued and outstanding, $0.01 par value	5,236
Net assets value per share	$19.10

Offering price per share (including 4.50% front end sale charge)	$20.00

STATEMENT OF OPERATIONS
Period from April 23, 2007 (date of inception) through July 11, 2007

INVESTMENT INCOME	$—

EXPENSES
Organizational expenses	36,000
Expense reimbursement	(36,000)

Net expenses	—

Net investment income	$—

See notes to financial statements.

38

Notes to financial statements

NOTE 1:	ORGANIZATION

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) was organized on April 23, 2007 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund’s investment objective is to provide total return consisting of a high level of current income and long term capital appreciation. In pursuing its investment objective, the Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. The Fund will invest at least 80% of its total assets in a diversified portfolio of dividend paying stocks of issuers located throughout the world. In order to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices.

The Fund has been inactive for the period April 23, 2007 (date of inception) to July 11, 2007 except for matters relating to its organization, registration and the sale and issuance of 5,236 shares of beneficial interest to the initial shareholder, John Hancock Advisors, LLC (“JHA”), an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada, at the initial subscription price of $19.10 per share. Shares issued by the Fund are subject to a sales load of 4.50%.

The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) index call options on a portion of the value of the Fund’s total assets under normal market conditions. Writing index call options is a specialized investment practice that involves certain related risks and tax consequences. Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuation. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to JHA will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for JHA to employ financial leverage.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

39

Notes to financial statements

Federal Income Taxes—The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income tax provision will be required.

Organization Expenses and Offering Costs—Organization expenses and offering costs will be paid by the Fund. JHA has agreed to reimburse the Fund for all organizational expenses and to pay offering costs (other than sales load) to the extent offering costs (other than sales load) exceed $0.04 per common share. Organizational expenses, which amounted to $36,000 and consisted of $30,000 of legal fees and $6,000 of audit fees, have been expensed by the Fund and have been reimbursed by JHA. Offering costs incurred by the Fund, estimated to be approximately $1,398,000, will be charged to paid-in capital upon sale of the shares to the public.

NOTE 3.	AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Fund has entered into an investment management contract with JHA. JHA has engaged Epoch Investment Partners, Inc. (“Epoch”) to serve as a sub-adviser to the Fund. Epoch will be responsible for the day-to-day management of the Fund’s portfolio investments other than with respect to the Options Strategy. Epoch is a private company founded in 2004. JHA has also engaged Analytic Investors, Inc. (“Analytic” and, together with Epoch, the “Sub-Advisers”) to be responsible for formulating and implementing the Fund’s Option Strategy. Analytic is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London, England. JHA does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Epoch and Analytic.

JHA has engaged its affiliate, MFC Global (U.S.A.), a wholly-owned subsidiary of MFC, to consult from time to time with the Adviser on matters relating to the general application of federal income tax laws and regulations, compliance and legal issues. MFC Global (U.S.A.) will not have any day-to-day portfolio management responsibilities.

The Fund has agreed to pay the JHA as compensation under the Advisory Agreement a fee, calculated and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. JHA (and not the Fund) pays Epoch and Analytic fees, calculated and paid monthly, at annual rates of 0.45% and 0.05%, respectively, of the Fund’s average daily net assets for their respective services to the Fund.

Approximately $700,000 of the offering costs will be paid to an affiliate for marketing and distribution support services.

NOTE 4:	SHARES OF BENEFICIAL INTEREST

The Fund is offering 86,250,000 common shares of beneficial interest at a price of $20.00 per share. At July 11, 2007, JHA, as the Fund’s sole initial shareholder, owned 5,236 shares of the Fund.

40

Appendix A
Proxy voting policies and procedures

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”)
Proxy voting policies and procedures

I.	Delegation of Proxy Voting to Epoch
	A.	Delegation
	B.	Proxy Voting Policies and Procedures
II.	Material Conflicts of Interest
III.	Procedures for Shareholders to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures
	A.	Disclosure of Procedures in the Statement of Additional Information of the Fund
	B.	Disclosure in Annual and Semi-Annual Report
	C.	Filing of Proxy Voting Record on Form N-PX
IV.	Annual Approval of Proxy Voting Policies and Procedures

* * *

I.	DELEGATION OF PROXY VOTING TO EPOCH

A.	Delegation
Epoch Investment Partners, Inc. (“Epoch” or the “Sub-Adviser”), a sub-adviser to the Fund, shall vote all proxies relating to securities held by the Fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

B.	Proxy Voting Policies and Procedures
The proxy voting policies and procedures for the Fund shall be the same as those used by the Sub-Adviser to vote proxies for the Fund. The proxy voting policies and procedures of the Sub-Adviser relating to voting proxies of the Fund, as such policies and procedures may be amended from time to time (the “Sub-Adviser Proxy Voting Procedures”), are hereby incorporated into these policies and procedures by reference.

II.	MATERIAL CONFLICTS OF INTEREST

If (1) the Sub-Adviser knows that a vote presents a material conflict between the interests of (a) shareholders of the Fund and (b) the Fund investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or its principal underwriter, and (2) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the Sub-Adviser will follow its conflict of interest procedures (as set forth in the Sub-Adviser’s proxy voting policies and procedures) when voting such proxies.

APPENDIX A

If the proxy voting policies and procedures of the Sub-Adviser indicate that, in the case of any conflict of interest between the interests of shareholders of the Fund and another party, the Sub-Adviser will abstain from voting or will request the Board of Trustees of the Fund to provide voting instructions, the Sub-Adviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the Sub-Adviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Fund.

III.	PROCEDURES FOR SHAREHOLDERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

A.	Disclosure of Policies and Procedures in the Statement of Additional Information
The Fund shall disclose in its Statements of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Sub-Adviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Fund may instead include the actual Sub-Adviser Proxy Voting Procedures in the Statements of Additional Information.)

B.	Disclosure in Annual and Semi-Annual Report
The Fund shall disclose in its annual and semi-annual shareholder reports that:

a)  a description of the Fund’s proxy voting policies and procedures and

b)  the Fund’s proxy voting record for the most recent 12 month period ending June 30th, are available:

1.  on the SEC’s website, and

2.  without charge, upon request, by calling a specified toll-free telephone number. The Fund will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

C.	Filing of Proxy Voting Record on Form N-PX
The Fund will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

IV.	ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

The Fund’s proxy voting policies and procedures shall be re-approved by the Fund’s Boards of Trustees at least annually.

Epoch Holding Corporation
Policy

Proxy Voting

Introduction
The Firm has adopted this Proxy Voting Policy and Procedures (the “Policy”) to comply with Rule 206(4)-6 (the “Rule”) under the Advisers Act. The Rule requires each investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients. Such procedures must: Include how the adviser addresses material conflicts that may arise between its own interests and those of its clients; (b) Disclose to clients how they may obtain information from the adviser about how it voted with respect to their securities; and (c) Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by “independent third party.” The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or other incentive to recommend that the proxies should be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of an independent proxy voting firm without first ascertaining, among other things, whether the proxy voting firm (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm’s relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the clients, or whether the adviser needs to take other steps to vote the proxies.

Policy
When the Firm votes proxies for a client, the Firm seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to the Firm’s integrity and reputation that it considers the interests of its clients, and not the interests of the Firm, when voting proxies. All proxy voting decisions will be made under the supervision of the Firm’s compliance department.

In light of the Firm’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. The Firm has also adopted ISS’s

Epoch Holding Corporation
Policy

proxy voting guidelines. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes—particularly those diverging from the judgment of ISS—were voting consistent with the Firm’s fiduciary duties.

The Firm believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between the Firm’s interests and those of its clients. ISS Proxy Voting Guidelines Summaries are included in Attachment A.

At times, neither the Firm nor ISS will be allowed to vote proxies on behalf of clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor ISS is able to vote the proxy until the client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. ISS sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with the Firm’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

Any request, whether written (including e-mail) or oral, received by any employee of Epoch, must be promptly reported to the Chief Compliance Officer. All written requests must be retained in the permanent file.

The Chief Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of Epoch for

Epoch Holding Corporation
Policy

the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.1

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser Epoch. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note:  Epoch is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Epoch Proxy Voting Record.

Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure
Epoch will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

As a matter of practice, it is Epoch’s policy to not reveal or disclose to any client how Epoch may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Epoch will never disclose such information to unrelated third parties.

1	For clients who have provided Epoch with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Epoch voted clients not providing direction.

Epoch Holding Corporation
Policy

The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.

ATTACHMENT A

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.	AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

▶	Tenure of the audit firm

▶	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

▶	Length of the rotation period advocated in the proposal

▶	Significant audit-related issues

2.	BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

▶	Insiders and affiliated outsiders on boards that are not at least majority independent

▶	Directors who sit on more than six boards

▶	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Attachment A

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	PROXY CONTESTS

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Attachment A

8.	CAPITAL STRUCTURE

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

▶	It is intended for financing purposes with minimal or no dilution to current shareholders

▶	It is not designed to preserve the voting power of an insider or significant shareholder

9.	EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

▶	The plan expressly permits repricing without shareholder approval for listed companies; or

▶	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY CASE basis giving consideration to the following:

▶	Historic trading patterns

▶	Rationale for the repricing

▶	Value-for-value exchange

▶	Option vesting

▶	Term of the option

▶	Exercise price

▶	Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

▶	Purchase price is at least 85 percent of fair market value

Attachment A

▶	Offering period is 27 months or less, and

▶	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

▶	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

▶	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

▶	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

▶	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Statement of Additional Information
          , 2007

Investment Adviser and Administrator
John Hancock Adviser, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029

Sub-Advisers
Epoch Investment Partner, Inc.
640 Fifth Avenue
New York, New York 10019

Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angles, California 90071

Custodian
The Bank of New York
Mutual Funds Custody Department
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

Transfer Agent
Mellon Investor Services
P.O. Box 358035
Pittsburgh, PA 15252-8035

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

PART C
OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	FINANCIAL STATEMENTS:
Included in Part A: Financial Highlights (not applicable).
Included in Part B: Financial Statements (to be added by amendment).
(2)	EXHIBITS:
(a)	Agreement and Declaration of Trust dated April 23, 2007 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-142307 and 811-22056) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on April 23, 2007 (Accession No. 0000898432-07-000321 ) (“Initial Common Shares Registration Statement”).
(b)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.
(c)	Not applicable.
(d)	Form of Specimen Certificate for Common Shares to be filed herewith.
(e)	Form of Dividend Reinvestment Plan filed herewith.
(f)	Not applicable.

(g)	(1)	Form of Investment Advisory Agreement with John Hancock Advisers, LLC filed herewith.
(2)	Form of Sub-Advisory Agreement with Epoch Investment Partners, Inc. filed herewith.
(3)	Form of Sub-Advisory Agreement with Analytic Investors, Inc. filed herewith.

(h)	(1)	Form of Underwriting Agreement to be filed by amendment.
(2)	Form of Master Agreement Among Underwriters to be filed by amendment.

(3)	Form of Master Selected Dealers Agreement to be filed by amendment.
(i)	Not applicable.
(j)	Form of Custodian Agreement filed herewith.

(k)	(1)	Form of Transfer Agency and Service Agreement to be filed by amendment.
(2)	Form of Accounting and Legal Services Agreement between the Registrant and John Hancock Advisers, LLC to be filed by amendment.
(3)	Form of Shareholder Servicing Agreement to be filed by amendment.
(4)	Organizational and Expense Reimbursement Agreement to be filed by amendment.
(5)	Form of Structuring Fee Agreement to be filed by amendment.
(6)	Form of Additional Compensation Agreement to be filed by amendment.
(l)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to Registrant’s Common Shares to be filed by amendment.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm filed herewith.
(o)	Not applicable.
(p)	Form of Subscription Agreement between the Registrant and John Hancock Advisers, LLC filed herewith.
(q)	Not applicable.

(r)	(1)	Code of Ethics adopted by John Hancock Advisers, LLC filed herewith.
(2)	Code of Ethics adopted by Epoch Investment Partners, Inc. filed herewith.
(3)	Code of Ethics adopted by Analytic Investors, Inc. filed herewith.

(s)	(1)	Power of Attorney for James R. Boyle filed herewith.
(2)	Power of Attorney for James F. Carlin filed herewith.
(3)	Power of Attorney for William H. Cunningham filed herewith.
(4)	Power of Attorney for Ronald R. Dion filed herewith.

2

(5)	Power of Attorney for Charles L. Ladner filed herewith.
(6)	Power of Attorney for John A. Moore filed herewith.
(7)	Power of Attorney for Patti McGill Peterson filed herewith.
(8)	Power of Attorney for Steven R. Pruchansky.
(9)	Power of Attorney for Keith F. Hartstein and Gordon M. Shone filed herewith.
ITEM 26. MARKETING ARRANGEMENTS
     See Form of Underwriting Agreement to be filed by amendment.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$

National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total	$

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
     Set forth below is the number of record holders as of July 19, 2007, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	1
ITEM 30. INDEMNIFICATION
     The Registrant’s By-Laws filed in the Registrant’s Initial Common Shares Registration Statement contain, and the form of Underwriting Agreement to be filed by amendment is

3

expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.
     Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     Reference is made to: (i) the information set forth under the caption “Investment advisory and other services” in the Statement of Additional Information; (ii) the Form ADV of John Hancock Advisers, LLC (File No. 801-8124) filed with the Commission; (iii) the Form ADV of Epoch Investment Partners, Inc. (File No. 801-63118) filed with the Commission; and (iv) the Form ADV of Analytic Investors, Inc. (File No. 801-7082) filed with the Commission, all of which are incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
     Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210. Records relating to the duties of the Registrant’s custodian are maintained by Registrant’s custodian, The Bank of New York, Mutual Funds Custody Department, 2 Hanson Place—7th Floor, Brooklyn, New York, 11217, and its transfer agent Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310.
ITEM 33. MANAGEMENT SERVICES
     Not applicable.
ITEM 34. UNDERTAKINGS
     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

4

     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant undertakes that:
          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Registrant’s Statement of Additional Information.

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NOTICE
     A copy of the Agreement and Declaration of Trust of John Hancock Tax-Advantaged Global Shareholder Yield Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of July 2007.

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
By:	/s/ Keith F. Hartstein*
Keith F. Hartstein President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Keith F. Hartstein* Keith F. Hartstein	President and Chief Executive Officer	July 18, 2007
/s/ Gordon M. Shone* Gordon M. Shone	Treasurer	July 18, 2007
/s/ Ronald R. Dion* Ronald R. Dion	Chairman and Trustee	July 18, 2007
/s/ James R. Boyle* James R. Boyle	Trustee	July 18, 2007
/s/ James F. Carlin* James F. Carlin	Trustee	July 18, 2007
/s/ William H. Cunningham* William H. Cunningham	Trustee	July 18, 2007
/s/ Charles L. Ladner* Charles L. Ladner	Trustee	July 18, 2007
/s/ John A. Moore* John A. Moore	Trustee	July 18, 2007

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Signature	Title	Date
/s/ Patti McGill Peterson* Patti McGill Peterson	Trustee	July 18, 2007
/s/ Steven R. Pruchansky* Steven R. Pruchansky	Trustee	July 18, 2007
*By: /s/ Thomas M. Kinzler Thomas M. Kinzler (As Attorney-in-Fact)

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INDEX TO EXHIBITS
(d)	Form of Specimen Certificate for Common Shares.

(e)	Form of Dividend Reinvestment Plan.
(g)	(1) Form of Investment Advisory Agreement with John Hancock Advisers, LLC.
(2)	Form of Sub-Advisory Agreement with Epoch Investment Partners, Inc.

(3)	Form of Sub-Advisory Agreement with Analytic Investors, Inc.
(j)	Form of Custodian Agreement.

(n)	Consent of Independent Registered Public Accounting Firm.

(p)	Form of Subscription Agreement between the Registrant and John Hancock Advisers, LLC.
(r)	(1) Code of Ethics adopted by John Hancock Advisers, LLC.
(2)	Code of Ethics adopted by Epoch Investment Partners, Inc.

(3)	Code of Ethics adopted by Analytic Investors, Inc.
(s)	(1) Power of Attorney for James R. Boyle.
(2)	Power of Attorney for James F. Carlin.

(3)	Power of Attorney for William H. Cunningham.

(4)	Power of Attorney for Ronald R. Dion.

(5)	Power of Attorney for Charles L. Ladner.

(6)	Power of Attorney for John A. Moore.

(7)	Power of Attorney for Patti McGill Peterson.

(8)	Power of Attorney for Steven R. Pruchansky.

(9)	Power of Attorney for Keith F. Hartstein and Gordon M. Shone.

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